UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

Triton PCS Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15325	23-2974475

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Cassatt Road
Berwyn, Pennsylvania
19312

(Address Of Principal Executive Offices, Including Zip Code)

(610) 651-5900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement

As previously reported, on July 7, 2004, Triton PCS Holdings, Inc. (“Triton”) entered into a definitive agreement with Cingular Wireless LLC, AT&T Wireless Services, Inc. and AT&T Wireless PCS LLC (the “Triton Holdings Agreement”) pursuant to which AT&T Wireless Services agreed to surrender to Triton all of the Triton stock owned by AT&T Wireless Services, including 786,252.64 shares of Triton’s Series A Preferred Stock and 543,683.47 shares of Triton’s Series D Preferred Stock (collectively, the “AT&T Owned Stock”) upon and subject to the consummation of the acquisition of AT&T Wireless Services by Cingular Wireless and subject to the satisfaction of certain other closing conditions. On October 26, 2004, Cingular Wireless consummated its acquisition of AT&T Wireless Services, and AT&T Wireless Services surrendered to Triton all of the AT&T Owned Stock.

Upon the surrender of the AT&T Owned Stock, Triton’s First Amended and Restated Stockholders Agreement, as amended, was terminated. Separately, the Investors Stockholders’ Agreement, dated as of February 4, 1998, as amended, by and among Triton’s initial cash equity investors and certain of its management stockholders, also was terminated pursuant to its terms upon termination of the First Amended and Restated Stockholders Agreement.

A description of the material terms of the First Amended and Restated Stockholders Agreement, as amended, and the Investors Stockholders’ Agreement, as amended, (each of which was terminated on October 26, 2004) appears in Triton PCS, Inc.’s Post-Effective Amendment filed with SEC on August 30, 2004 (the “PEA”) under the caption “Certain Relationships and Related Transactions—The Stockholders’ Agreements” and such description is hereby incorporated by reference. The referenced disclosure from the PEA is being filed with this report as Exhibit 99.1.

Also on July 7, 2004, Triton PCS, Inc. (“Triton PCS”) entered into a definitive agreement with Cingular Wireless LLC, AT&T Wireless Services, Inc. and AT&T Wireless PCS LLC (“the Triton PCS Agreement”) pursuant to which the parties agreed to terminate the Intercarrier Roamer Service Agreement, as amended, between AT&T Wireless Services and Triton Operating Company L.L.C., a subsidiary of Triton PCS, upon and subject to the consummation of the acquisition of AT&T Wireless Services by Cingular Wireless and subject to the satisfaction of certain other closing conditions. Pursuant to the Triton PCS Agreement, the parties further agreed to amend the terms of the Intercarrier Roamer Service Agreement, as amended, between Triton Operating Company and Cingular Wireless to extend its terms and reduce roaming rates payable to Triton PCS, subject to and effective upon the consummation of Cingular Wireless’ acquisition of AT&T Wireless Services. On October 26, 2004, Cingular Wireless consummated its acquisition of AT&T Wireless Services, Triton PCS’ roaming agreement with AT&T Wireless Services was terminated and Triton PCS’ roaming agreement with Cingular Wireless was amended.

A description of the material terms of the Intercarrier Roamer Service Agreement, as amended, between AT&T Wireless Services and a Triton Operating Company (which agreement was terminated on October 26, 2004) appears in the PEA, under the caption “Certain Relationships and Related Transactions—Roaming Agreement” and such description is hereby incorporated by reference. The referenced disclosure from the PEA is being filed with this report as Exhibit 99.2.

Item 8.01. Other Events

On February 25, 2004, Triton declared a $3.5 million quarterly cash dividend on its outstanding Series A Preferred Stock, all of which was owned by AT&T Wireless Services. Upon surrender of the AT&T Owned Stock pursuant to the terms of the Triton Holdings Agreement, AT&T Wireless Services waived the payment by Holdings of this $3.5 million dividend.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

10.1	Agreement, dated the July 7, 2004, by and among Triton PCS Holdings, Inc., AT&T Wireless Services, Inc., AT&T Wireless PCS LLC, and Cingular Wireless LLC (incorporated by reference to Exhibit 10.3 to the Form 10-Q of Triton PCS Holdings, Inc. for the quarter ended June 30, 2004).

4.1	First Amended and Restated Stockholders’ Agreement, dated as of October 27, 1999, among AT&T Wireless PCS, L.L.C., Triton PCS Holdings, Inc., the cash equity investor party thereto, the management stockholders party thereto and the independent directors party thereto (incorporated by reference to Exhibit 10.47 to the Form 10-Q of Triton PCS Holdings, Inc. for the quarter ended September 30, 1999).

4.2	Amendment No. 1 to First Amended and Restated Stockholders’ Agreement, dated as of April 4, 2002, among AT&T Wireless PCS, L.L.C., Triton PCS Holdings, Inc., the cash equity investor party thereto, the management stockholders party thereto and the independent directors party thereto (incorporated by reference to Exhibit 4.9 to the Form 10-Q of Triton PCS Holdings, Inc. for the quarter ended June 30, 2002).

4.3	Amendment No. 2 to First Amended and Restated Stockholders’ Agreement, dated as of November 6, 2003, among AT&T Wireless PCS, L.L.C., Triton PCS Holdings, Inc., the cash equity investor party thereto, the management stockholders party thereto and the independent directors party thereto (incorporated by reference to Exhibit 4.7 to the Form 10-K of Triton PCS Holdings, Inc. for the year ended December 31, 2003).

4.4	Amendment No. 3 to First Amended and Restated Stockholders’ Agreement, dated as of July 7, 2004, among AT&T Wireless PCS, L.L.C., Triton PCS Holdings, Inc., the cash equity investor party thereto, the management stockholders party thereto and the independent directors party thereto (incorporated by reference to Exhibit 4.8 to the Form 10-Q of Triton PCS

Holdings, Inc. for the quarter ended June 30, 2004).

4.5	Investors Stockholders’ Agreement, dated as of February 4, 1998, among CB Capital Investors, L.P., J.P. Morgan Investment Corporation, Ninety Wall Street SBIC Fund, L.P., Private Equity Investors III, L.P., Equity-Linked Investors-II, Toronto Dominion Capital (USA), Inc., DAG-Triton PCS, L.P., First Union Capital Partners, Inc., and the stockholders named therein (incorporated by reference to Exhibit 10.10 to the Form S-4 Registration Statement of Triton PCS, Inc. and its subsidiaries, File No. 333-57715).

4.6	Amendment No. 1 to Investors Stockholders’ Agreement among CB Capital Investors, L.P., J.P. Morgan Investment Corporation, Sixty Wall Street SBIC Fund, L.P., Private Equity Investors III, L.P., Equity-Linked Investors-II, Toronto Dominion Capital (USA), Inc., DAG-Triton PCS, L.P., First Union Capital Partners, Inc., and the stockholders named therein (incorporated by reference to Exhibit 10.48 to the Form 10-Q of Triton PCS Holdings, Inc. for the quarter ended September 30, 1999).

99.1	Description of the material terms of the First Amended and Restated Stockholders Agreement, as amended, and the Investors Stockholders’ Agreement, as amended.

99.2	Description of the material terms of the Intercarrier Roamer Service Agreement, as amended, between AT&T Wireless Services Triton Operating Company.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRITON PCS HOLDINGS, INC.
November 1, 2004	By:	/s/ David D. Clark
David D. Clark
Executive Vice President, Chief Financial Officer and Secretary